Exhibit 21.1

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries
As of March 15, 2017

Griffin-American Healthcare REIT III Holdings, LP (Delaware)
GAHC3 95th Naperville IL MOB, LLC (Delaware)
GAHC3 Acworth GA MOB, LLC (Delaware)
GAHC3 Austell GA MOB, LLC (Delaware)
GAHC3 Batesville MS ALF, LLC (Delaware)
GAHC3 Bennington NE ALF TRS Sub, LLC (Delaware)
GAHC3 Bennington NE ALF, LLC (Delaware)
GAHC3 Bethlehem PA ILF TRS Sub, LLC (Delaware)
GAHC3 Bethlehem PA ILF, LLC (Delaware)
GAHC3 Boyertown PA ALF TRS Sub, LLC (Delaware)
GAHC3 Boyertown PA ALF, LLC (Delaware)
GAHC3 Braintree MA SNF, LLC (Delaware)
GAHC3 Brighton MA SNF, LLC (Delaware)
GAHC3 Bronx NY MOB, LLC (Delaware)
GAHC3 Carolina Commons SC MOB, LLC (Delaware)
GAHC3 Chesterfield Corporate Plaza, LLC (Delaware)
GAHC3 Chorus Senior Housing Portfolio, LLC (Delaware)
GAHC3 Clemmons NC ALF, LP (Delaware)
GAHC3 Cleveland MS ALF, LLC (Delaware)
GAHC3 Columbus OH MOB, LLC (Delaware)
GAHC3 Delta Valley ALF Portfolio, LLC (Delaware)
GAHC3 Durango CO Medical Center, LLC (Delaware)
GAHC3 Duxbury MA SNF, LLC (Delaware)
GAHC3 East Texas MOB Portfolio, LLC (Delaware)
GAHC3 Elkhart IN ALF TRS Sub, LLC (Delaware)
GAHC3 Elkhart IN ALF, LLC (Delaware)
GAHC3 Elkhart IN ILF TRS Sub, LLC (Delaware)
GAHC3 Elkhart IN ILF, LLC (Delaware)
GAHC3 FM Class B, LLC (Delaware)
GAHC3 Fox Grape SNF Portfolio, LLC (Delaware)
GAHC3 Friendswood TX MOB, LLC (Delaware)
GAHC3 Glen Burnie MD MOB, LLC (Delaware)
GAHC3 Hingham MA SNF, LLC (Delaware)
GAHC3 Hobart IN ALF TRS Sub, LLC (Delaware)
GAHC3 Hobart IN ALF, LLC (Delaware)
GAHC3 Homewood AL MOB, LLC (Delaware)
GAHC3 Huntersville NC ALF, LP (Delaware)
GAHC3 Independence MOB Portfolio, LLC (Delaware)
GAHC3 IOM Senior Housing Limited (United Kingdom)
GAHC3 Joplin MO MOB, LLC (Delaware)
GAHC3 Keller TX MOB, LLC (Delaware)
GAHC3 King of Prussia PA MOB, LLC (Delaware)
GAHC3 Kingwood MOB Portfolio, LLC (Delaware)
GAHC3 Kingwood TX MOB I, LLC (Delaware)
GAHC3 Kingwood TX MOB II, LLC (Delaware)
GAHC3 Lakeview IN Medical Plaza, LLC (Delaware)
GAHC3 Lakeview IN MOB JV, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

GAHC3 LaPorte IN ALF TRS Sub, LLC (Delaware)
GAHC3 LaPorte IN ALF, LLC (Delaware)
GAHC3 Lee's Summit MO MOB, LLC (Delaware)
GAHC3 Lithonia GA MOB, LLC (Delaware)
GAHC3 Longview TX CSC MOB, LLC (Delaware)
GAHC3 Longview TX Institute MOB, LLC (Delaware)
GAHC3 Longview TX Medical Plaza, LLC (Delaware)
GAHC3 Longview TX Occupational MOB, LLC (Delaware)
GAHC3 Longview TX Outpatient MOB I, LLC (Delaware)
GAHC3 Longview TX Outpatient MOB II, LLC (Delaware)
GAHC3 Marietta GA MOB II, LLC (Delaware)
GAHC3 Marietta GA MOB, LLC (Delaware)
GAHC3 Marshall TX MOB, LLC (Delaware)
GAHC3 Middletown OH MOB, LLC (Delaware)
GAHC3 Mishawaka IN ALF TRS Sub, LLC (Delaware)
GAHC3 Mishawaka IN ALF, LLC (Delaware)
GAHC3 Mishawaka IN Parcel, LLC (Delaware)
GAHC3 Mooresville NC ALF, LP (Delaware)
GAHC3 Morristown NJ MOB, LLC (Delaware)
GAHC3 Mount Dora FL MOB II, LLC (Delaware)
GAHC3 Mount Dora FL MOB, LLC (Delaware)
GAHC3 Mount Olympia MOB Portfolio, LLC (Delaware)
GAHC3 Mountain Crest Senior Housing Portfolio, LLC (Delaware)
GAHC3 Mt. Juliet TN MOB, LLC (Delaware)
GAHC3 Napa Medical Center, LLC (Delaware)
GAHC3 Naperville MOB Portfolio (Delaware)
GAHC3 Nebraska Senior Housing Portfolio, LLC (Delaware)
GAHC3 New London CT MOB, LLC (Delaware)
GAHC3 Niles MI ALF TRS Sub, LLC (Delaware)
GAHC3 Niles MI ALF, LLC (Delaware)
GAHC3 North Carolina ALF Portfolio, LLC (Delaware)
GAHC3 North Carolina ALF Portfolio GP, LLC (Delaware)
GAHC3 North Raleigh NC ALF, LP (Delaware)
GAHC3 Norwich CT MOB I, LLC (Delaware)
GAHC3 Norwich CT MOB II, LLC (Delaware)
GAHC3 Norwich CT MOB Portfolio, LLC (Delaware)
GAHC3 NS Mezz A, LLC (Delaware)
GAHC3 Ogden Naperville IL MOB, LLC (Delaware)
GAHC3 Olympia Fields IL MOB, LLC (Delaware)
GAHC3 Omaha NE ALF TRS Sub, LLC (Delaware)
GAHC3 Omaha NE ALF, LLC (Delaware)
GAHC3 Orange Star Medical Portfolio, LLC (Delaware)
GAHC3 Palmyra PA ALF TRS Sub, LLC (Delaware)
GAHC3 Palmyra PA ALF, LLC (Delaware)
GAHC3 Paoli PA Medical Plaza, LLC (Delaware)
GAHC3 Pennsylvania Senior Housing Portfolio, LLC (Delaware)
GAHC3 Premier Novi MI MOB, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

GAHC3 Quincy MA SNF, LLC (Delaware)
GAHC3 Richmond VA ALF TRS Sub, LLC (Delaware)
GAHC3 Richmond VA ALF, LLC (Delaware)
GAHC3 Snellville GA MOB, LLC (Delaware)
GAHC3 Somerville MA MOB, LLC (Delaware)
GAHC3 Southern Illinois MOB Portfolio, LLC (Delaware)
GAHC3 Southgate KY MOB, LLC (Delaware)
GAHC3 Southlake DIP Lender, LLC (Delaware)
GAHC3 Southlake TX Hospital, LLC (Delaware)
GAHC3 Springdale AR ALF, LLC (Delaware)
GAHC3 Stockbridge GA MOB II, LLC (Delaware)
GAHC3 Stockbridge GA MOB III, LLC (Delaware)
GAHC3 Stockbridge GA MOB, LLC (Delaware)
GAHC3 Trilogy JV, LLC (Delaware)
GAHC3 TRS Chorus Holdings, LLC (Delaware)
GAHC3 TRS Mountain Crest Holdings, LLC (Delaware)
GAHC3 TRS Pennsylvania Holdings, LLC (Delaware)
GAHC3 TRS Rotary Holdings, LLC (Delaware)
GAHC3 U.K. Laverstock Ltd (United Kingdom)
GAHC3 U.K. Senior Care Holding Ltd (United Kingdom)
GAHC3 Verona NJ MOB, LLC (Delaware)
GAHC3 Voorhees NJ MOB, LLC (Delaware)
GAHC3 Wake Forest NC ALF, LP (Delaware)
GAHC3 Warren MI MOB, LLC (Delaware)
GAHC3 Washington DC SNF, LLC (Delaware)
GAHC3 Waterloo IL Dialysis Center, LLC (Delaware)
GAHC3 Waterloo IL MOB & Imaging Center, LLC (Delaware)
GAHC3 Waterloo IL Surgery Center, LLC (Delaware)
GAHC3 Westbrook CT MOB, LLC (Delaware)
GAHC3 Weymouth MA SNF, LLC (Delaware)
GAHC3 Wharton TX MOB, LLC (Delaware)
GAHC3 Wichita KS MOB II, LLC (Delaware)
GAHC3 Wichita KS MOB, LLC (Delaware)
GAHC3 York PA ALF TRS Sub, LLC (Delaware)
GAHC3 York PA ALF, LLC (Delaware)
Orchard St Albans Housing Portfolio Ltd (United Kingdom)
Paragon Outpatient Rehabilitation Services, LLC (Delaware)
PCA Corrections, LLC (Kentucky)
Trilogy Investors, LLC (Delaware)
Trilogy Real Estate Investment Trust (Maryland)
Trilogy REIT Holdings, LLC (Delaware)
Trilogy Briar Hill Medical, LLC (Delaware)
Trilogy Health Services, LLC (Delaware)
Trilogy Healthcare Centers, LLC (Kentucky)
Trilogy Healthcare Fayette II, LLC (Delaware)
Trilogy Healthcare Holdings, Inc. (Delaware)
Trilogy Healthcare Master Tenant II LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

Trilogy Healthcare Master Tenant LLC (Indiana)
Trilogy Healthcare Master Tenant V, LLC (Delaware)
Trilogy Healthcare of Allen II, LLC (Delaware)
Trilogy Healthcare of Allen, LLC (Delaware)
Trilogy Healthcare of Anderson, LLC (Delaware)
Trilogy Healthcare of Batesville LLC (Indiana)
Trilogy Healthcare of Battle Creek, LLC (Delaware)
Trilogy Healthcare of Bedford, LLC (Delaware)
Trilogy Healthcare of Bellevue, LLC (Delaware)
Trilogy Healthcare of Bloomington LLC (Delaware)
Trilogy Healthcare of Boonville, LLC (Delaware)
Trilogy Healthcare of Carroll, LLC (Delaware)
Trilogy Healthcare of Clermont, LLC (Delaware)
Trilogy Healthcare of Clinton, LLC (Delaware)
Trilogy Healthcare of Columbus, LLC (Delaware)
Trilogy Healthcare of Corydon, LLC (Delaware)
Trilogy Healthcare of Cynthiana, LLC (Delaware)
Trilogy Healthcare of Daviess, LLC (Delaware)
Trilogy Healthcare of Dearborn, LLC (Delaware)
Trilogy Healthcare of Delphos, LLC (Delaware)
Trilogy Healthcare of Elkhart, LLC (Delaware)
Trilogy Healthcare of Evansville RP, LLC (Delaware)
Trilogy Healthcare of Fayette I, LLC (Kentucky)
Trilogy Healthcare of Fayette III LLC (Kentucky)
Trilogy Healthcare of Ferdinand, LLC (Delaware)
Trilogy Healthcare of Genesee, LLC (Delaware)
Trilogy Healthcare of Glen Ridge, LLC (Delaware)
Trilogy Healthcare of Goshen, LLC (Delaware)
Trilogy Healthcare of Greencastle, LLC (Indiana)
Trilogy Healthcare of Greenfield, LLC (Delaware)
Trilogy Healthcare of Greensburg, LLC (Indiana)
Trilogy Healthcare of Greenville, LLC (Indiana)
Trilogy Healthcare of Hamilton II, LLC (Delaware)
Trilogy Healthcare of Hamilton, LLC (Delaware)
Trilogy Healthcare of Hancock II, LLC (Delaware)
Trilogy Healthcare of Hancock, LLC (Delaware)
Trilogy Healthcare of Hanover, LLC (Delaware)
Trilogy Healthcare of Henry II, LLC (Indiana)
Trilogy Healthcare of Henry, LLC (Indiana)
Trilogy Healthcare of Huron, LLC (Delaware)
Trilogy Healthcare of Ingham, LLC (Delaware)
Trilogy Healthcare of Jackson, LLC (Delaware)
Trilogy Healthcare of Jasper, LLC (Delaware)
Trilogy Healthcare of Jefferson, LLC (Delaware)
Trilogy Healthcare of Kendallville, LLC (Delaware)
Trilogy Healthcare of Kokomo, LLC (Delaware)
Trilogy Healthcare of Lafayette, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

Trilogy Healthcare of Lake, LLC (Delaware)
Trilogy Healthcare of Lapeer, LLC (Delaware)
Trilogy Healthcare of Lawrenceburg, LLC (Delaware)
Trilogy Healthcare of Lebanon, LLC (Delaware)
Trilogy Healthcare of Lima II, LLC (Delaware)
Trilogy Healthcare of Livingston, LLC (Delaware)
Trilogy Healthcare of Logansport, LLC (Delaware)
Trilogy Healthcare of Louisville East, LLC (Delaware)
Trilogy Healthcare of Louisville Northeast, LLC (Kentucky)
Trilogy Healthcare of Louisville Southwest, LLC (Delaware)
Trilogy Healthcare of Lowell, LLC (Delaware)
Trilogy Healthcare of Lucas, LLC (Delaware)
Trilogy Healthcare of Macomb, LLC (Delaware)
Trilogy Healthcare of Mercer, LLC (Delaware)
Trilogy Healthcare of Merrillville, LLC (Delaware)
Trilogy Healthcare of Miami, LLC (Delaware)
Trilogy Healthcare of Milford, LLC (Delaware)
Trilogy Healthcare of Montgomery, LLC (Delaware)
Trilogy Healthcare of Monticello II, LLC (Delaware)
Trilogy Healthcare of Monticello, LLC (Delaware)
Trilogy Healthcare of Morgan, LLC (Delaware)
Trilogy Healthcare of Muncie, LLC (Indiana)
Trilogy Healthcare of Muskingum II, LLC (Ohio)
Trilogy Healthcare of Muskingum, LLC (Delaware)
Trilogy Healthcare of New Albany, LLC (Delaware)
Trilogy Healthcare of Noblesville, LLC (Delaware)
Trilogy Healthcare of North Baltimore, LLC (Delaware)
Trilogy Healthcare of Oakland II, LLC (Delaware)
Trilogy Healthcare of Oakland, LLC (Delaware)
Trilogy Healthcare of Oakwood, LLC (Delaware)
Trilogy Healthcare of Ottawa, LLC (Delaware)
Trilogy Healthcare of Petersburg, LLC (Delaware)
Trilogy Healthcare of Pickerington, LLC (Delaware)
Trilogy Healthcare of Porter, LLC (Delaware)
Trilogy Healthcare of Princeton, LLC (Delaware)
Trilogy Healthcare of Putnam II, LLC (Delaware)
Trilogy Healthcare of Putnam III, LLC (Delaware)
Trilogy Healthcare of Putnam, LLC (Delaware)
Trilogy Healthcare of Richmond LLC (Indiana)
Trilogy Healthcare of River Oaks, LLC (Delaware)
Trilogy Healthcare of Romeo, LLC (Delaware)
Trilogy Healthcare of Sandusky, LLC (Minnesota)
Trilogy Healthcare of Scottsburg LLC (Indiana)
Trilogy Healthcare of Seymour, LLC (Delaware)
Trilogy Healthcare of Shelbyville, LLC (Indiana)
Trilogy Healthcare of Spencer, LLC (Delaware)
Trilogy Healthcare of Springfield, LLC (Indiana)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

Trilogy Healthcare of Stonebridge, LLC (Delaware)
Trilogy Healthcare of Sylvania, LLC (Delaware)
Trilogy Healthcare of Tell City, LLC (Delaware)
Trilogy Healthcare of Tiffin, LLC (Delaware)
Trilogy Healthcare of Tippecanoe II, LLC (Delaware)
Trilogy Healthcare of Tippecanoe, LLC (Delaware)
Trilogy Healthcare of Vanderburgh III, LLC (Delaware)
Trilogy Healthcare of Vanderburgh, LLC (Delaware)
Trilogy Healthcare of Vigo, LLC (Delaware)
Trilogy Healthcare of Vincennes, LLC (Delaware)
Trilogy Healthcare of Will, LLC (Delaware)
Trilogy Healthcare of Wood County Successor, LLC (Delaware)
Trilogy Healthcare Operations of Batesville, LLC (Indiana)
Trilogy Healthcare Operations of Greencastle, LLC (Indiana)
Trilogy Healthcare Operations of Holland, LLC (Delaware)
Trilogy Healthcare Operations of Kalamazoo, LLC (Delaware)
Trilogy Healthcare Operations of Madison, LLC (Delaware)
Trilogy Healthcare Operations of Muncie, LLC (Indiana)
Trilogy Healthcare Operations of New Castle, LLC (Indiana)
Trilogy Healthcare Operations of North Jackson, LLC (Delaware)
Trilogy Healthcare Operations of Richmond, LLC (Indiana)
Trilogy Healthcare Operations of Saginaw, LLC (Delaware)
Trilogy Healthcare Operations of Scottsburg, LLC (Indiana)
Trilogy Healthcare Operations of Shelbyville, LLC (Indiana)
Trilogy Healthcare Operations of Springfield II, LLC (Delaware)
Trilogy Healthcare Operations of Springfield, LLC (Indiana)
Trilogy Healthcare Real Estate of New Castle, LLC (Indiana)
Trilogy Kalida Development, LLC (Delaware)
Trilogy Manor House Operations, LLC (Delaware)
Trilogy Manor House, LLC (Delaware)
Trilogy Mission RX, LLC (Delaware)
Trilogy Opco, LLC (Delaware)
Trilogy PCA Holdings, LLC (Delaware)
Trilogy Pro Services LLC (Delaware)
Trilogy PropCo Finance, LLC (Delaware)
Trilogy PropCo II Finance A, LLC (Delaware)
Trilogy PropCo II Finance B, LLC (Delaware)
Trilogy PropCo II, LLC (Delaware)
Trilogy PropCo III, LLC (Delaware)
Trilogy PropCo IV, LLC (Delaware)
Trilogy PropCo Master Tenant I, LLC (Delaware)
Trilogy PropCo Master Tenant II, LLC (Delaware)
Trilogy PropCo Master Tenant IV, LLC (Delaware)
Trilogy PropCo Tenant of Bloomington, LLC (Delaware)
Trilogy PropCo Tenant of Corydon, LLC (Delaware)
Trilogy PropCo Tenant of Daviess, LLC (Delaware)
Trilogy PropCo Tenant of Fayette II, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

Trilogy PropCo Tenant of Fayette III, LLC (Delaware)
Trilogy PropCo Tenant of Greensburg, LLC (Delaware)
Trilogy PropCo Tenant of Greenville, LLC (Delaware)
Trilogy PropCo Tenant of Hamilton, LLC (Delaware)
Trilogy Propco Tenant of Jasper, LLC (Delaware)
Trilogy PropCo Tenant of Kendallville, LLC (Delaware)
Trilogy PropCo Tenant of Louisville Northeast, LLC (Delaware)
Trilogy PropCo Tenant of Lowell, LLC (Delaware)
Trilogy PropCo Tenant of Macomb, LLC (Delaware)
Trilogy PropCo Tenant of Monticello, LLC (Delaware)
Trilogy PropCo Tenant of Oakland II, LLC (Delaware)
Trilogy PropCo Tenant of Putnam II, LLC (Delaware)
Trilogy PropCo Tenant of Romeo, LLC (Delaware)
Trilogy PropCo Tenant of Tell City, LLC (Delaware)
Trilogy PropCo Tenant of Vanderburgh, LLC (Delaware)
Trilogy Property Holdings, LLC (Delaware)
Trilogy Real Estate Anderson, LLC (Delaware)
Trilogy Real Estate Bethesda, LLC (Delaware)
Trilogy Real Estate Boonville, LLC (Delaware)
Trilogy Real Estate Clark, LLC (Delaware)
Trilogy Real Estate Clermont, LLC (Delaware)
Trilogy Real Estate Columbus, LLC (Delaware)
Trilogy Real Estate Cynthiana, LLC (Delaware)
Trilogy Real Estate Delphos, LLC (Delaware)
Trilogy Real Estate East Lansing, LLC (Delaware)
Trilogy Real Estate Evansville RP, LLC (Delaware)
Trilogy Real Estate Fairfield, LLC (Delaware)
Trilogy Real Estate Fayette, LLC (Delaware)
Trilogy Real Estate Fayette III, LLC (Delaware)
Trilogy Real Estate Greensburg, LLC (Delaware)
Trilogy Real Estate Greenville, LLC (Delaware)
Trilogy Real Estate Hancock II, LLC (Delaware)
Trilogy Real Estate Hanover, LLC (Delaware)
Trilogy Real Estate Harrison, LLC (Delaware)
Trilogy Real Estate Howell, LLC (Delaware)
Trilogy Real Estate Huron II, LLC (Delaware)
Trilogy Real Estate Illinois, LLC (Delaware)
Trilogy Real Estate Indiana II, LLC (Delaware)
Trilogy Real Estate Indiana III, LLC (Delaware)
Trilogy Real Estate Jasper II, LLC (Delaware)
Trilogy Real Estate Jasper, LLC (Delaware)
Trilogy Real Estate Kentucky II, LLC (Delaware)
Trilogy Real Estate Kentucky III, LLC (Delaware)
Trilogy Real Estate Kentucky V, LLC (Delaware)
Trilogy Real Estate Kentucky, LLC (Delaware)
Trilogy Real Estate Kokomo, LLC (Delaware)
Trilogy Real Estate Lima II, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

Trilogy Real Estate Macomb, LLC (Delaware)
Trilogy Real Estate Madison, LLC (Delaware)
Trilogy Real Estate Mercer, LLC (Delaware)
Trilogy Real Estate Merrillville, LLC (Delaware)
Trilogy Real Estate Monclova, LLC (Delaware)
Trilogy Real Estate Morgan, LLC (Delaware)
Trilogy Real Estate New Albany, LLC (Delaware)
Trilogy Real Estate Northpointe, LLC (Delaware)
Trilogy Real Estate Oakland, LLC (Delaware)
Trilogy Real Estate Oakwood, LLC (Delaware)
Trilogy Real Estate Seneca, LLC (Delaware)
Trilogy Real Estate White Oaks II, LLC (Delaware)
Trilogy Real Estate of Allen, LLC (Delaware)
Trilogy Real Estate of Battle Creek, LLC (Delaware)
Trilogy Real Estate of Commerce, LLC (Delaware)
Trilogy Real Estate of Darke, LLC (Delaware)
Trilogy Real Estate of Elkhart, LLC (Delaware)
Trilogy Real Estate of Ferdinand, LLC (Delaware)
Trilogy Real Estate of Findlay, LLC (Delaware)
Trilogy Real Estate of Genoa, LLC (Delaware)
Trilogy Real Estate of Goshen, LLC (Delaware)
Trilogy Real Estate of Grand Blanc, LLC (Delaware)
Trilogy Real Estate of Jackson, LLC (Delaware)
Trilogy Real Estate of Kalida, LLC (Delaware)
Trilogy Real Estate of Lafayette, LLC (Delaware)
Trilogy Real Estate of Lake, LLC (Delaware)
Trilogy Real Estate of Lapeer, LLC (Delaware)
Trilogy Real Estate of Lebanon, LLC (Delaware)
Trilogy Real Estate of Logansport, LLC (Delaware)
Trilogy Real Estate of Monroe, LLC (Delaware)
Trilogy Real Estate of Porter, LLC (Delaware)
Trilogy Real Estate of Seymour, LLC (Delaware)
Trilogy Real Estate of Spencer, LLC (Delaware)
Trilogy Real Estate of Vincennes, LLC (Delaware)
Trilogy Real Estate of West Lafayette, LLC (Delaware)
Trilogy Real Estate Ohio, LLC (Delaware)
Trilogy Real Estate Okemos, LLC (Delaware)
Trilogy Real Estate of Perry, LLC (Delaware)
Trilogy Real Estate Sandusky, LLC (Delaware)
Trilogy Real Estate Sylvania, LLC (Delaware)
Trilogy Real Estate Vanderburgh III, LLC (Delaware)
Trilogy Real Estate Vigo, LLC (Delaware)
Trilogy Rehab Services, LLC (Delaware)
Trilogy Sky, LLC (Delaware)
Trilogy Healthcare of Jefferson II, LLC (Delaware)
Trilogy Healthcare of Kent, LLC (Delaware)
Trilogy Real Estate Jefferson-SB, LLC (Delaware)

Griffin-American Healthcare REIT III, Inc.
List of Subsidiaries — (Continued)
As of March 15, 2017

Trilogy Real Estate Kent, LLC (Delaware)
Trilogy Real Estate Montgomery, LLC (Delaware)
Trilogy Real Estate Muncie (Delaware)
Trilogy Real Estate Porter II, LLC (Delaware)